EXHIBIT 10.3


                 FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of June 20, 2003 by and between DELTA PETROLEUM CORPORATION, a Colorado corporation, DELTA EXPLORATION COMPANY, INC., a Colorado corporation, PIPER PETROLEUM COMPANY, a Colorado corporation (collectively referred to herein as the "Borrowers" and each individually are sometimes referred to herein as a "Borrower") and BANK OF OKLAHOMA, N.A., a national banking association ("BOK"), and each of the financial institutions which is a party thereto (as evidenced by the signature pages to the Credit Agreement described below) or which may from time to time become a party thereto pursuant to the provisions of Section 26 thereof or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and BOK, as Agent ("Agent").

                          W I T N E S S E T H:

     WHEREAS, Borrower and Bank are parties to that certain Credit Agreement dated as of May 31, 2002 (the "Agreement") whereby Borrower has executed those certain promissory notes in the aggregate amount of $20,000,000.00, made payable to each of BOK and Local Oklahoma Bank, N.A.(the "Note");

     WHEREAS, the Borrower's obligations to the Bank pursuant to the Agreement and Note are secured by certain collateral as described in the Agreement;

     WHEREAS, all collateral securing the indebtedness evidenced by or described in the Agreement and the Note shall continue to secure the indebtedness described in the Agreement, as hereby amended;

     WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Agreement; and

     WHEREAS, Borrower and Bank desire to amend the Agreement for the first time in order to, among other things not specifically set forth in this recital, (i) increase the Revolving Commitment to $29,300,000; (ii) amend the definition of "Current Liabilities"; (iii) amend the definition of "Current Assets"; and (iv) certain other changes as more specifically described herein;

     NOW, THEREFORE, in consideration of the foregoing and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A.     CHANGES TO THE LOAN AGREEMENT

     Borrower and Bank have agreed to modify, supplement and amend certain portions and/or terms of the Agreement. The Agreement is hereby amended as follows:

     1. The definition of "Current Assets" set forth at Section 1 of the Agreement, Definitions, is hereby amended and restated in its entirety as follows:

          "Current Assets" shall mean the total of the Borrowers' consolidated current assets determined in accordance with GAAP, less the value, as determined by Bank, of Borrower's current derivative contracts, as of and for the time period in question.


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     2.     The definition of "Current Liabilities" set forth at Section 1 of the Agreement, Definitions, is hereby amended and restated in its entirety as follows:

          "Current Liabilities" shall mean the total of the Borrowers' consolidated current obligations determined in accordance with GAAP, less (i) the current portion of the Revolving Commitment, (ii) the current portion of Borrower's loan evidenced by that certain Loan Agreement and related documents between Kaiser-Francis Oil Company and Delta Petroleum Corporation dated December 1, 1999, and (iii) the value, as determined by Bank, of Borrower's current derivative contracts, as of and for the time period in question.

     3.     The definition of "Debt Service Coverage Ratio" set forth at
Section 1 of the Agreement, Definitions, is hereby amended and restated in its entirety as follows:

          "Debt Service Coverage Ratio" shall mean the quotient obtained by dividing (i) a numerator consisting of (a) the annualized sum of the Borrowers' consolidated net income for the fiscal quarter then ended, as defined by GAAP, minus (b) the annualized sum of cash dividends or distributions, as the case may be, declared or paid by Borrowers during the fiscal quarter then ended, plus (c) the annualized sum for the fiscal quarter then ended of Borrowers' depletion expense, depreciation expense, deferred income tax expense, un-capitalized intangible drilling expense, un-capitalized intangible material expense, un-capitalized discretionary non-recurring reworking expense, amortization expense, and lease impairment expense plus the annual projected interest expense for the Revolving Commitment (determined as of the last day of the fiscal quarter then ended), by (ii) a denominator consisting of (a) sixteen point sixty six percent (16.66%) of the Revolving Commitment as of the last day of the fiscal quarter then ended, plus (b) the annual projected interest expense for the Revolving Commitment (determined as of the last day of the fiscal quarter then ended) and (c) actual scheduled principal reductions made to any other long term debt or capitalized lease obligations for the fiscal quarter then ended, not to include prepayments or the final payoff of the Kaiser-Francis debt which is due on July 1, 2004. Any dividend or distribution made in a fiscal quarter which is intended as the only dividend or distribution to be made for that fiscal year shall not be annualized for purposes of determining the Debt Service Coverage Ratio.

     4. The definition of "Revolving Commitment" set forth at Section 1 of the Agreement is hereby amended and restated in its entirety to indicate the extension of said date to February 1, 2004 as follows:

          "Revolving Commitment" shall mean (A) for all Banks, the lesser of
     (i) 29,300,000 or (ii) the Borrowing Base in effect from time to time, in each case as reduced from time to time pursuant to Sections 2 and 7 hereof , and (B) as to any Bank, its obligation to make Advances hereunder on the Revolving Loan and purchase participations in Letters of Credit issued hereunder by the Agent in amounts not exceeding, in the aggregate, an amount equal to such Bank's Revolving Commitment Percentage times the total Revolving Commitment as of any date. The Revolving Commitment of each Bank hereunder shall be adjusted from time to time to reflect assignments made by such Bank pursuant to Section 26 hereof. Each reduction in the Revolving Commitment shall result in a Pro Rata reduction in each Bank's Revolving Commitment.

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     5.     The reference to "$20,000,000.00" in the second line of paragraph
"(a)", Form of Revolving Notes, of Section 3 of the Agreement, Notes Evidencing Loans, is hereby deleted and replaced with "$29,300,000.00" in order to further evidence the increase to the Revolving Commitment.

     6. A new sub-paragraph shall be added to Section 4 of the Agreement, Collateral Security, as sub-paragraph "(d)" and shall be entitled "Pledge of Amber Common Stock" which shall state as follows:

          (d) Pledge of Amber Common Stock. The Borrowers shall pledge, grant and assign to Agent for the ratable benefit of the Banks 100% of the outstanding common stock of Amber Resources Company, a Colorado corporation (to the satisfaction of the Agent) owned by Borrowers and shall execute such pledge agreements, stock powers and other documents and instruments as are deemed necessary by Agent.

     7. To evidence the Borrowers' continuing obligation to repay the Notes, the Borrowers shall make and deliver to the Bank the Replacement Notes in the form of Annex "2" hereto attached (the "Replacement Notes"), which shall substitute and replace in its entirety the Notes referred to in the Agreement, without cancellation, novation or payment. A copy of the Replacement Notes shall hereafter be affixed to and constitute Exhibit "B" to the Agreement, and references in the Agreement to the Notes shall be deemed to refer to the Replacement Notes.

     B.     REPRESENTATIONS AND WARRANTIES

     Borrowers hereby represent and warrant to Bank that:

     1. This Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

     2. All balance sheets, income statements and other financial data which have been or are hereafter furnished to Bank by the Borrower to induce Bank to make or extend the loans hereunder due, and as to subsequent financial statements will, fairly represent Borrowers' financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to Bank are and will be, when furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter and, since the date of such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise, of Borrowers.

     3. The applicable Borrower is the sole and lawful owner of the Collateral, pledged, mortgaged or assigned by it, and has good right to cause the Collateral to be hypothecated to Bank as security for the obligations evidenced by the Agreement, Note and other loan documents.

     4. Except for the mortgage liens and security interests granted by any Borrower in favor of, or assigned to, the Bank pursuant to the Agreement, none of the Collateral is subject to any mortgage, deed of trust, pledge, title retention lien or any other lien, encumbrance, grant or security interest.

     5. All of the Borrowers' other representations and warranties set forth in Section 9 of the Agreement, REPRESENTATIONS AND WARRANTIES, are true and correct on and as of the date hereof with the same effect as though made and repeated by Borrower as of the date hereof.

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     C.     CONDITIONS

     Bank's obligations pursuant to this Amendment are subject to the following conditions:

     1. Each of the Banks and Borrowers shall have executed and delivered this Amendment.

     2.     Borrowers shall have executed and delivered the Replacement Notes.

     3. Borrowers, or any applicable Borrower, shall have executed a pledge agreement acceptable to Agent pledging 100% of the common stock held by the Borrowers of Amber Resources Company together with the stock certificates and stock powers executed in blank.

     4. Borrowers shall have executed and delivered to Bank any amendments to the other Loan Documents (other than the Agreement and Notes) including, but not limited to, amendments to the Security Instruments as required by Agent.

     5. Borrowers shall have paid a fee equal to one percent of the additional amount advanced pursuant to this amendment which is equal to $93,000.00.

     6. The Borrowers' representations and warranties set forth in Section B hereof shall be true and correct on and as of the date hereof.

     7. Borrowers shall have satisfied all conditions set forth in Section 9 of the Agreement.

     8. As of the date hereof, no Event of Default nor any event which, with the giving of notice or lapse of time, would constitute an Event of Default shall have occurred and be continuing.

     D.     OTHER WAIVERS, COVENANTS AND MISCELLANEOUS TERMS

     1. Borrowers and Bank hereby acknowledge and agree that as of the date hereof and continuing until the next redetermination, the Borrowing Base is $29,300,000.00 and beginning August 1, 2003 the Monthly Commitment Reduction shall be $600,000.00.

     2. Banks hereby waive, on a temporary basis, Borrowers' compliance with paragraph "(c)", Minimum Debt Service Coverage Ratio, of Section 11, Negative Covenants, of the Agreement for the reporting period ending June 30, 2003. For all reporting periods thereafter, Borrowers shall comply with said
Section 11(c) as set forth in the Agreement.

     3. Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and in full force and effect, and the same is hereby ratified and extended.

     4. The indebtedness described in the Agreement, including but not limited to the indebtedness or exposure evidenced by the Note, shall continue to be secured by the Collateral, without interruption or impairment of any kind.

     5. The Borrowers hereby agree to pay all reasonable attorney fees and legal expenses incurred by Bank in preparation, execution and implementation of this Amendment, the Replacement Note, , and any mortgages, deeds of trust, security agreements, pledge agreements or any amendments thereto.

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     5.     This Amendment shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of the Borrowers and Bank, and their respective successors and assigns. All obligations of the Borrowers under the Agreement and all rights of Bank and any other holder of the Notes, whether expressed herein or in any Note, shall be in addition to and not in limitation of those provided by applicable law. Borrowers irrevocably agree that, subject to Bank's sole election, all suits or proceedings arising from or related to the Agreement, as amended, or the Note may be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma, and the Borrower hereby irrevocably waives any objection to such jurisdiction and venue.

     6. This Amendment may be executed in as many counterparts as are deemed necessary or convenient, and it shall not be necessary for the signature of more than any one party to appear on any single counterpart. Each counterpart shall be deemed an original, but all shall be construed together as one and the same instrument. The failure of any party to sign shall not affect or limit the liability of any party executing any such counterpart.

     Executed effective the 20th day of June, 2003.

                              BORROWERS:

                              DELTA PETROLEUM CORPORATION,
                              a Colorado corporation


                              /s/ Kevin K. Nanke
                              ---------------------------------------------
                              By:     Kevin K. Nanke
                              Title:  Treasurer and Chief Financial Officer
                              Address:
                              475 17th Street, Suite 1400
                              Denver, Colorado  80202
                              Telephone:  (303) 293-9133
                              Facsimile:  (303) 298-8251


                              DELTA EXPLORATION COMPANY, INC.,
                              a Colorado corporation


                              /s/ Kevin K. Nanke
                              ---------------------------------------------
                              By:     Kevin K. Nanke
                              Title:  Treasurer and Chief Financial Officer
                              Address:
                              475 17th Street, Suite 1400
                              Denver, Colorado  80202
                              Telephone:  (303) 293-9133
                              Facsimile:  (303) 298-8251









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                              PIPER PETROLEUM COMPANY,
                              a Colorado corporation


                              /s/ Kevin K. Nanke
                              ---------------------------------------------
                              By:     Kevin K. Nanke
                              Title:  Treasurer and Chief Financial Officer
                              Address:
                              475 17th Street, Suite 1400
                              Denver, Colorado  80202
                              Telephone:  (303) 293-9133
                              Facsimile:  (303) 298-8251



                              BANK:

                              BANK OF OKLAHOMA, N.A.,
                              a national banking association


                              /s/ Coy Gallatin
                              ---------------------------------------------
                              By:     Coy Gallatin
                              Title:  Senior Vice President
                              Address:
                              201 Robert S. Kerr Ave.
                              Oklahoma City, Oklahoma 73102
                              Telephone: 405/272-2511
                              Facsimile: 405/272-2588


                              LOCAL OKLAHOMA BANK, N.A.,
                              a national banking association


                              /s/ John K. Slay, Jr.
                              ---------------------------------------------
                              By:  John K Slay, Jr.
                              Title:     Senior Vice President
                              Address:  3601 N.W. 63rd
                              Oklahoma City, Oklahoma 73116
                              Telephone: 405/841-2179
                              Facsimile: 405/841-2175


                              AGENT:

                              BANK OF OKLAHOMA, N.A.,
                              a national banking association

                              /s/ Coy Gallatin
                              ---------------------------------------------
                              By:    Coy Gallatin
                              Title: Senior Vice President
                              Address:
                              201 Robert S. Kerr Ave.
                              Oklahoma City, Oklahoma 73102
                              Telephone: 405/272-2511
                              Facsimile: 405/272-2588

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